UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

BioCryst Pharmaceuticals, Inc.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-23186	62-1413174
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2190 Parkway Lake Drive, Birmingham, Alabama	35244
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 444-4600

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

The following document extends the period of the SWO until November 17, 2008. It is being filed with this Form 8-K solely because it was inadvertently omitted from our Form 10-Q filed on October 31, 2008. The total contract amount remains unchanged ($102,661,429). The contract completion date remains unchanged (December 31, 2010).

Exhibit
Number	Description
10.1	Amendment of Solicitation/Modification of Contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date:	November 7, 2008	By:	/s/ Michael A. Darwin

		Name:	Michael A. Darwin
		Title:	Vice President Finance

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment of Solicitation/Modification of Contract.